UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2011

ROYAL QUANTUM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27739	90-0315909
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

251 MidPark Blvd S.E. Suite #145 Calgary, AB Canada T2X 1S3
(Address of principal executive offices)
(312) 775-9700
(Registrant’s Telephone Number)

Copy of all Communications to:
Carrillo, Huettel & Zouvas, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
Phone: 619.546.6100
Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 18, 2011, Royal Quantum Group, Inc., a Nevada corporation (the “Company”) entered into a Retainer & Fee Agreement (the “Agreement”) with Knightsbridge Law Co. Ltd. (“Knightsbridge”) pursuant to which Knightsbridge shall provide consulting services to the Company in exchange for a one-time issuance of two million, four hundred fifty-eight thousand, nine hundred and thirty-four (2,458,934) Rule 144 restricted shares of the Common Stock of the Company.  Additionally, if the Company obtains financing as a result of Knightsbridge’s efforts, Knightsbridge shall be entitled to a cash payment of eighteen percent (18%) of such funds raised.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by this reference.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02    UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 18, 2011, Phillip van Angeren resigned from all positions with the Company, including but not limited to, that of Director.  The resignation did not involve any disagreement with the Company.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Agreement between Royal Quantum Group, Inc. and Knightsbridge Law Co. Ltd. dated May 18, 2011

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL QUANTUM GROUP, INC.

Dated: May 25, 2011	By:	/s/ Ron Ruskowsky
Ron Ruskowsky
Chief Executive Officer and President

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